SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 31, 2003

ANDREW CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE	001-14617	36-2092797
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

10500 W. 153rd Street, Orland Park, Illinois 60462
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (708) 349-3300

None

(Former name or former address, if changed since last report.)

Item 12.  Disclosure of Results of Operations and Financial Condition

On October 31, 2003 Andrew Corporation issued a press release regarding financial results for its September 2003 quarter.  A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

After this press release, Andrew Corporation held a conference call and simultaneous webcast in which a presentation was made regarding Andrew’s financial results for the September 2003 quarter.  Participants in this presentation were Ralph E. Faison, Andrew’s President and Chief Executive Officer, Charles R. Nicholas, Andrew’s Vice Chairman and Chairman Elect, and Marty Kittrell Andrew’s Chief Financial Officer.  A copy of the transcript of this conference call presentation and subsequent question and answer session is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

Item 7.  Financial Statements and Exhibits

(c)         Exhibits.

99.1       Press release dated October 31, 2003

99.2       October 31, 2003 conference call presentation transcript.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANDREW CORPORATION

Date: November 4, 2003	By:	/s/ Marty Kittrell
Marty Kittrell
Chief Financial Officer